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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 18, 2002

                     Accredited Mortgage Loan Trust 2002-2.
         -------------------------------------------------------------
                       (Issuer with respect to Securities)

                          Accredited Home Lenders, Inc.
              ------------------- --------------------------------
             (Exact name of registrant as specified in its charter)


              California                 333-100619              33-0426859
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(State or Other Jurisdiction of       (Commission File        (I.R.S. Employer
       Incorporation)                      Number)           Identification No.)


      Attention: General Counsel
  15030 Avenue of Science, Suite 100
         San Diego, California                            92128
    (Address of principal executive         ----------------------------------
               offices)                                 (Zip Code)

Registrant's Telephone Number,
including area code:                                            (858) 676-2100
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                                    No Change
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          (Former name or former address, if changed since last report)

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

Item 5.   Other Events

     Incorporation of Certain Documents by Reference

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (filed with Securities and Exchange Commission on May 13, 2002), as of June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2002 (which was filed with Securities and Exchange Commission on August 14,
2002), and as of September 30, 2002 and for the periods ending September 30, 2002 and September 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended September 30, 2002 (which was filed with the Securities and Exchange Commission on November 14, 2002), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002 and October 17,
2002, as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-100619) of the registrant; and (iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

     Consent

     In connection with the issuance of the Accredited Mortgage Loan Trust 2002-2, Asset-Backed Notes, Class A-1, Class A-2 and Class A-3 (the "Notes"), the registrant is filing herewith the consent of KPMG LLP to the use of its name and the incorporation by reference of its report in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG LLP is attached hereto as Exhibit 23.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibit:

     Exhibit No.          Description
     -----------          -----------

     23.1                 Consent of KPMG LLP



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ACCREDITED HOME LENDERS, INC.

                                   By:     /s/  James A. Konrath
                                         -----------------------------
                                   Name:   James A. Konrath
                                   Title:  Chief Executive Officer
Dated:  November 18, 2002

                                  EXHIBIT INDEX

Exhibit No.       Description
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 23.1             Consent of KPMG LLP